UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026 (June 16, 2026)

Medalist Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 17, 2026, (the “Effective Date”), MDR Brookfield, LLC, a Delaware limited liability company (the “Seller”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”), with Person Street Partners GP Fund I, L.P., a Delaware limited partnership (the “Purchaser”), whereby the Purchaser agreed to acquire (the “Acquisition”) Brookfield Center, an approximately 64,880 square foot flex-industrial property in Greenville, South Carolina and more particularly described in Exhibit A to the Purchase and Sale Agreement (the “Property”). The total consideration for the Property is $10,250,000 (the “Consideration”), subject to the prorations and adjustments described in the Purchase and Sale Agreement. The Consideration is to be paid by the Purchaser to the Seller at the Closing (as that term is defined in the Purchase and Sale Agreement). The Purchaser is required to make an earnest money deposit of $150,000 within five business days of the Effective Date.

The Purchase and Sale Agreement contains provisions, representations, warranties, covenants, conditions and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. The Acquisition is expected to close within 45 days. Several conditions to closing on the Acquisition remain to be satisfied, and there can be no assurance that the Purchaser will complete the transaction on the general terms described above or at all.

The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 16, 2026, Medalist Diversified, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation (the “Charter Amendment”), which includes provisions designed to protect the tax benefits of the Company’s net operating losses (“NOLs”) and net capital losses (“NCLs”).

The Charter Amendment restricts certain transfers of the Company’s common stock in order to protect the tax benefits of the Company’s NOL and NCL carryforwards. The Charter Amendment transfer restrictions generally restrict any direct or indirect transfers of the Company’s common stock that would increase the direct or indirect ownership of the Company’s common stock by any Person (as defined in the Charter Amendment) from less than 4.9% to 4.9% or more of the Company’s common stock, or increase the percentage of the Company’s common stock owned directly or indirectly by a 4.9 Percent Shareholder (as defined in the Charter Amendment). Further, any direct or indirect transfer attempted in violation of the Charter Amendment will be void as of the date of the prohibited transfer as to the purported transferee.

A summary of the Charter Amendment was included as part of Proposal 4 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 15, 2026. The summary of the Charter Amendment contained in the proxy statement and in this Current Report is qualified by and subject to the full text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting, the Company’s stockholders: (i) elected two Class III director nominees; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on May 15, 2026; (iii) ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026; and (iv) approved an amendment to the Company’s charter related to the Company’s tax benefit strategy.

The total number of shares of common stock entitled to vote at the Annual Meeting was 1,428,500, of which 928,583 shares, or 65%, were present in person or by proxy.

A description of each proposal voted on at the Annual Meeting, and the voting results for each such proposal, are set forth below:

Proposal No. 1: The proposal to elect two Class III directors to serve for a three-year term until the 2029 annual meeting of stockholders, until each such director’s successor is duly elected and qualified, was approved by the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Francis P. Kavanaugh	685,986	25,619	216,978
Neil Farmer	672,397	39,208	216,978

Proposal No. 2: The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
685,068	24,065	2,472	216,978

Proposal No. 3: The appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2026 was ratified by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
908,752	1,301	18,530	—

Proposal No. 4: The proposed amendment to the Company’s charter related to the Company’s tax benefit strategy:

Votes For	Votes Against	Abstentions	Broker Non-Votes
675,502	30,593	5,511	216,977

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation of Medalist Diversified, Inc., effective as of June 17, 2026
10.1	Purchase and Sale Agreement, dated as of June 16, 2026, by and among MDR Brookfield, LLC and Person Street Partners GP Fund I, L.P.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED, INC.

Dated: June 17, 2026	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer